Cash and cash equivalents - Table of Cash and Cash Equivalents (Detail) - ARS ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Cash and cash equivalents [abstract]
BCRA - Unrestricted current account	$ 161,414,645	$ 276,574,172
Cash	117,455,922	144,641,271
Balances with other local and foreign institutions	17,421,747	4,105,394
Allowances for ECL	(95,323)	(131,745)
TOTAL	$ 296,196,991	$ 425,189,092	$ 447,034,295	$ 625,485,773